Exhibit 77Q1(d)

The Registrant's Plan pursuant to Rule 18f-3(d) under the
Investment Company Act of 1940 is incorporated by reference to Exhibit (o) to Post-Effective Amendment
No. 6 to its Registration Statement filed on October 28, 1999.